SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported): June 18, 2001


                     BLOUNT INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)





           DELAWARE                                           63-0780521
  (State or other            (Commission File Number)      (I.R.S. Employer
  jurisdiction                                          Identification Number)




                     4520 EXECUTIVE PARK DRIVE
                     MONTGOMERY, ALABAMA 36116
        (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:  (334) 244-4000

                                N/A

   (Former name or former address, if changed since last report)







  ITEM 5.  OTHER EVENTS

           Blount International, Inc. [NYSE: BLT] ("Blount") announced the election by its Board of Directors of Eliot M. Fried as Chairman of the Board and of William A. Shutzer as a new director. Blount also announced the resignations of Mr. John M. Panettiere as Chairman and director and of Mr. Alan Magdovitz as director. Additionally, the Board of Directors amended Blount's By-laws to provide that four, rather than five, directors constitute the full Board. Mr. Panettiere's resignation was in connection with his scheduled retirement from the Corporation, which was previously announced in March. All these actions were effective June 18, 2001.

           The press release issued by Blount on July 3, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.


  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a)      Financial Statements.

                 None.

           (b)      Pro Forma Financial Information.

                 None.

           (c)      Exhibits.

                 99.1 Press Release dated July 2, 2001, of Blount International, Inc.


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLOUNT INTERNATIONAL,
  INC.
                                            (Registrant)


  Date: July 3, 2001                        By:

                                              Richard H. Irving, III
                                              Senior Vice
                                              President, General
                                              Counsel
                                              and Secretary
                           EXHIBIT INDEX



  Exhibit No.                      Description of the Exhibit

  99.1                             Press Release dated July 3,
  2001, of Blount International,   Inc.